Income Tax	3 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax
Income Tax
Our effective tax rates for the first quarter of 2016 and 2015 were approximately 11% and 14%, respectively. Our effective tax rates were significantly lower than the federal statutory rate of 35% primarily due to lower effective income tax rates applicable to our foreign businesses, driven by lower statutory income tax rates and tax planning impacts on statutory taxable income, as well as the impact of discrete items. The decrease in the effective tax rate for the first quarter of 2016 versus the first quarter of 2015 is primarily driven by tax benefits recognized from transaction-related costs resulting from the pending Acquisition, as well as favorable tax treatment associated with the sale of the Vancouver brewery. This decrease is partially offset by lower net discrete tax benefits recognized in 2016 versus 2015. Specifically, our total net discrete tax benefit was $1.8 million in the first quarter of 2016, versus a $4.5 million net discrete tax benefit recognized in the first quarter of 2015.
Our tax rate is volatile and may move up or down with changes in, among other things, the amount and source of income or loss, our ability to utilize foreign tax credits, changes in tax laws and the movement of liabilities established for uncertain tax positions as statutes of limitations expire or positions are otherwise effectively settled. There are proposed or pending tax law changes in various jurisdictions that, if enacted, may have an impact on our effective tax rate.